Exhibit 10.8

AMENDMENT TO

STOCKHOLDERS AGREEMENT OF

VAIL HOLDCO CORP

This AMENDMENT TO STOCKHOLDERS AGREEMENT OF VAIL HOLDCO CORP (this “Amendment”), dated as of March 15, 2018 (the “Effective Date”) is made by and among Vail Holdco Corp, a Delaware corporation (the “Company”), New Mountain Partners III Cayman (AIV-B), L.P., a Cayman Islands limited partnership (“AIV-B”), New Mountain Partners III (AIV-E2), L.P., a Delaware limited partnership (“AIV-E2”), New Mountain Partners III (AIV-E1), L.P., a Delaware limited partnership (“AIV-E1”), J.T. Baker Investments, Inc., a Delaware corporation (“JTB”, and together with AIV-B, AIV-E2 and AIV-E1, “New Mountain”), NuSil, LLC, a California limited liability company (“NuSil LLC”), NuSil 2.0 LLC, a Delaware limited liability company (“NuSil 2.0” and together with NuSil LLC, “NuSil”), Broad Street Principal Investments, L.L.C., a Delaware limited liability company and each of the other stockholders of the Company party hereto (each, a “Stockholder” and collectively, the “Stockholders”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stockholders Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Stockholders entered into that certain Stockholders Agreement effective as of November 21, 2017 (the “Stockholders Agreement”);

WHEREAS, the Company, New Mountain and the other Stockholders party hereto comprise the requisite Stockholders necessary to amend the Stockholders Agreement pursuant to Section 8.2 of the Stockholders Agreement and desire to make certain amendments to the Stockholders Agreement pursuant to this Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree that the Stockholders Agreement is hereby amended as follows:

1.    Amendments.

a.	Definitions. The definition of “Permitted Transferee” under Section 1 of the Stockholders Agreement is hereby amended to include the provision below to follow the last sentence thereof:

“Solely with respect to Harvest Investment Corporation (“Harvest”), the definition of Permitted Transferee shall also include a Person that is the Chinese government or any of its governmental agencies or bodies, or any Person that is directly or indirectly controlled thereby.”

b.	New Definitions. The following new definitions are hereby inserted to Section 1.1 of the Stockholders Agreement, following the alphabetical order in such section.

“Harvest” has the meaning assigned to such term in the definition of “Permitted Transferee.”

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c.	Voting. Subclause (z) of Section 2.2(c) is hereby amended and restated in its entirety as follows:

“(z) each Director designated by the holders of Common Stock shall be deemed for purposes of this Section 2.2(c) to be designated solely by the Stockholder, or by each member of the Group of Stockholders (and the Affiliates thereof), that holds a majority of the Common Stock.”

d.	Transfer Restrictions. Section 8.1(a)(ii) of the Stockholders Agreement is hereby amended to add “3.1(e), 3.1(d)(i), 3.1(d)(iii), 3.1(h),” after the word Sections.

2.    Full Force and Effect. Except as otherwise amended by this Amendment, the Stockholders Agreement remains in full force and effect.

3.    Governing Law.

a.

This Amendment and all questions relating to the interpretation or enforcement of this Amendment will be governed by and construed in accordance with the Laws of the State of Delaware without regard to the Laws of the State of Delaware or any other jurisdiction that would call for the application of the substantive Laws of any jurisdiction other than Delaware.

b.

In the event that there is a dispute arising out of or in connection with this Amendment (including a dispute regarding the existence, validity or termination of this Amendment or the consequences of its nullity), it shall be resolved in accordance with the provisions of Section 8.6 of the Stockholders Agreement, as amended.

4.    Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and provisions of this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

VAIL HOLDCO CORP

By:	/s/ Scott Baker

Name: Scott Baker
Title: Vice President and Assistant Secretary

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NEW MOUNTAIN PARTNERS III CAYMAN (AIV-B), L.P. By: NEW MOUNTAIN INVESTMENTS III (CAYMAN), L.P., its general partner By: NMI III (CAYMAN) GP, LTD., its general partner

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Director

NEW MOUNTAIN PARTNERS III CAYMAN (AIV-E2), L.P. By: NEW MOUNTAIN INVESTMENTS III, L.L.C., its general partner

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Managing Member

NEW MOUNTAIN PARTNERS III CAYMAN (AIV-E1), L.P. By: NEW MOUNTAIN INVESTMENTS III, L.L.C., its general partner

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Managing Member

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NEW MOUNTAIN PARTNERS III CAYMAN (AIV-B), L.P., pursuant to Section 7.3 of the Stockholders Agreement, as power of attorney, for the Stockholders set forth in Exhibit B hereto

By: NEW MOUNTAIN INVESTMENTS III (CAYMAN), L.P., its general partner

By: NMI III (CAYMAN) GP, LTD., its general partner

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Director

J.T. BANKER INVESTMENTS, INC.

By:	/s/ Andre Moura
Name: Andre Moura
Title: Vice President

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BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By:	/s/ Andrew Rhee
Name: Andrew Rhee
Title: Vice President

GALVAUDE PRIVATE INVESTMENTS INC.

By:	/s/ Guthrie Stewart
Name: Guthrie Stewart
Title: Authorized Signatory

By:	/s/ Selin Bastin
Name: Selin Bastin
Title: Authorized Signatory

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